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                                                                   EXHIBIT 10.70

                                                                  EXECUTION COPY

                           HANOVER COMPRESSOR COMPANY
                             STOCK OPTION AGREEMENT

        THIS STOCK OPTION AGREEMENT ("Agreement") is entered into between HANOVER COMPRESSOR COMPANY, a Delaware corporation (the "Company"), and ("Optionee"), on this __________ day of _______________ (all capitalized terms used herein but not otherwise defined shall have the meaning assigned to them in
Section 19). In consideration of the mutual promises and covenants made herein, the parties hereby agree as follows:

        1. Grant of Option. Under the terms and conditions set forth herein, the Company grants to Optionee an option to purchase the Shares at a purchase price of $__________ per share (the "Option"). The "Shares" shall consist of ________ shares of the Company's common stock, par value $.001 per share (the "Common Stock").

        The Option is a non-statutory option and is not intended to qualify for any special tax benefits in the hands of Optionee. The Option is not intended to qualify as an incentive stock option described in Section 422 of the Internal Revenue Code of 1986, as amended. All provisions of this Agreement are to be construed in conformity with this intention.

        2. Term. Except as provided below, the Option shall be valid for a term commencing on the date hereof (the "Date of Grant") and ending 10 years from the Date of Grant (the "Termination Date").

                (a) Option Rights Upon Termination of Employment. If Optionee ceases to be employed by the Company or any subsidiary or affiliate thereof for any reason other than Cause or Optionee's Permanent Disability or death, the Option shall be exercisable (to the extent exercisable on the date of termination of employment) at any time prior to the earlier of (i) the Termination Date or (ii) within 30 days after the date of termination of employment.

                (b) Termination of Employment for Cause. If Optionee ceases to be employed by the Company or any subsidiary or affiliate thereof because Optionee is terminated for Cause, the Option shall automatically expire and Optionee shall have no right to exercise any portion of the Option, whether or not vested, thereafter.

                (c) Option Rights Upon Permanent Disability or Death of Optionee. If Optionee ceases to be employed by the Company as a result of Optionee's Permanent Disability or death, the Option shall be exercisable at any time prior to the earlier of (i) the Termination Date or (ii) 30 days after the date of termination of employment. Following the death of Optionee, the Option may be exercised by Optionee's personal representative or by the distributee to whom Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

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        3.      Vesting.  The Option may only be exercised to the extent vested.

                (a) The Option will vest according to the following schedule:

                Number of Years
                Since Grant Date                           Vested Percentage
                ----------------                           -----------------

                Fewer than one                                        0%
                One but fewer than two                               20%
                Two but fewer than three                             40%
                Three but fewer than four                            60%
                Four but fewer than five                             80%
                Five or more                                        100%

        If Optionee's employment with the Company is terminated prior to becoming fully vested, Optionee will forfeit the non-vested portion of the Option.

                (b) Notwithstanding the vesting provisions in Section 3(a), if Optionee's employment is terminated for Cause, Optionee's vested percentage shall be zero percent (0%) and Optionee shall forfeit any and all rights in and to the Option.

                (c)     Notwithstanding the vesting provisions in Section 3(a),
        (i) if Optionee's employment is terminated because of Optionee's death or Permanent Disability or (ii) upon the occurrence of a Capital Event, Optionee shall be immediately one hundred percent (100%) fully vested in the Option. The Company shall notify Optionee at least 10 days prior to a contemplated Capital Event.

        4. Restriction on Exercise. The Option may not be exercised during any period in which Optionee is in default under the terms of any loan or other obligation that Optionee may have with the Company. Upon cure of such default, the restrictions of this Section 4 will lapse and the Option shall be exercisable to the extent vested and otherwise exercisable under the terms of this Agreement.

        5. Procedure for Exercise. Exercise of the Option or a portion thereof shall be effected by the giving of written notice by Optionee to the Company at its principal office and payment of the pro rata portion of the purchase price prescribed in Section 1 for the number of Shares to be acquired pursuant to the exercise.

        6. Payment for Shares. Payment of the purchase price for any shares purchased pursuant to the exercise of the Option shall be made in (i) cash; (ii) by certified or cashier's check, (iii) by shares of Common Stock, subject to the consent of the Board, (iv) by cash or certified or cashier's check for the par value of the Shares plus a promissory note for the balance of the purchase price, which note shall not provide for full personal liability of Optionee and shall contain such other terms and provisions as the Board may determine, including, without

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limitation, the right to repay the note partially or wholly with Common Stock or
(v) by delivery of a copy of irrevocable instructions from Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value.

        7. Option Not Transferable and Subject to Certain Restrictions. The Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee or by Optionee's legally authorized representative. Following the death of Optionee, the Option may be exercised by Optionee's personal representative or by the distributee to whom Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

        8. Non-Competition and Confidential Information. In consideration hereof, Optionee agrees that during the term of this Agreement and for a period of one year thereafter, Optionee (i) will not compete with any business of the Company or any subsidiary or affiliate thereof and (ii) will not disclose to persons outside the Company confidential information concerning the Company or any subsidiary or affiliate thereof without the Company's express written consent.

        9. Consent to Stockholders' Agreement. Optionee hereby acknowledges and confirms that the Shares purchased upon exercise of the Option are subject to the terms and conditions of the Stockholders' Agreement. Optionee further acknowledges and agrees that prior to delivery of any Shares by the Company, Optionee will execute such instruments as are necessary to be bound by the terms and conditions of the Stockholders' Agreement.

        10. Investment Purpose. Upon exercise of the Option, Optionee shall represent and warrant to the Company that Optionee is acquiring the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, any distribution of the Shares and that Optionee consents to be bound by any transfer restrictions imposed by law, legend, condition or otherwise. Optionee consents to the imposition of the following legend on all stock certificates representing the Shares:

                THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH SUCH ACT. THE TRANSFERABILITY OF THIS SECURITY IS ALSO SUBJECT TO RESTRICTIONS CONTAINED IN A STOCKHOLDERS AGREEMENT WHICH

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                AGREEMENT THE COMPANY WILL FURNISH TO THE HOLDER OF THIS
                SECURITY UPON REQUEST.

                A STATEMENT SUMMARIZING THE VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF THE VARIOUS CLASSES OF STOCK OR SERIES THEREOF MAY BE OBTAINED BY THE STOCKHOLDERS OF THE COMPANY, WITHOUT CHARGE, FROM THE PRINCIPAL OFFICES OF THE COMPANY.

        11.     Tax Withholding.

                (a) Option Conditioned upon Satisfaction of Withholding Obligation. The issuance, delivery, exercise or vesting of the Option is subject to the condition that if at any time the Board shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, the issuance, delivery, exercise or vesting of the Option, then the issuance, delivery, exercise or vesting of the Option shall not be effective unless the withholding shall have been effected or obtained in a manner acceptable to the Company.

                (b) Manner of Satisfying Withholding Obligation. If Optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of the Option, subject to Section 11(c), Optionee may satisfy the obligation, in whole or in part, by electing to (i) have the Company withhold a portion of the Shares acquired upon the exercise of the Option having a Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld or (ii) deliver to the Company shares of Common Stock already owned having a Fair Market Value on the Tax Date equal to the amount required to be withheld. The amount to be withheld shall be the minimum amount that is required to be withheld under applicable federal and state income tax laws; provided, however, in the event a request is made by Optionee, the amount to be withheld shall be the approximate amount of federal and state income taxes that will be incurred by Optionee with respect to such issuance, delivery, exercise or vesting of Options under this Agreement.

                (c) Special Rules for Use of Stock. An election to have Shares or other shares of Common Stock withheld or delivered out of already-owned Common Stock for the purposes of Section 11(b) (i) must be made prior to the Tax Date and (ii) must be irrevocable.

        12. Compliance with Securities Laws. Shares shall not be issued unless the exercise of the Option and the issuance and delivery of the Shares shall comply, in the opinion of counsel

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for the Company, with all applicable provisions of state and federal law including, without limitation, (a) the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder (including Rule 16b-3) and (b) the requirements of any stock exchange upon which the Shares may then be listed. Optionee shall furnish evidence showing such compliance, satisfactory to the Company, including a written and signed representation to such effect.

        13. Employment of Optionee. Nothing in this Agreement shall confer upon Optionee any right to continued employment by the Company or any subsidiary or affiliate thereof or limit in any way the right of the Company or any subsidiary or affiliate thereof at any time to terminate or alter the terms of such employment.

        14. Adjustments. If the outstanding Common Stock of the Company is increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the number and kind of Shares subject to the Option; provided, however, that no adjustment shall be made upon any conversion of preferred stock of the Company to Common Stock. Any such adjustment in the Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each security covered by the Option. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Board and any such adjustments may provide for the elimination of fractional share interests.

        15. Shares Not Outstanding. Prior to issuance, the Shares are not deemed to be outstanding for any purpose and Optionee shall have no voting, preemptive or other shareholder rights with respect to the Shares.

        16. Number. Whenever used herein, nouns in the singular shall include the plural where appropriate.

        17. Headings. Headings of articles and sections hereof are inserted for convenience of reference only and constitute no part of this Agreement.

        18. Binding on Successors. This Agreement shall be binding upon the successors and assigns of the Company and on the heirs, personal representatives, successors, assigns and distributees of Optionee.

        19. Definitions. Unless otherwise defined herein, terms used herein with initial capital letters shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

                (a)     "Board" means the Board of Directors of the Company.

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                (b)     "Capital Event" means the first to occur of:

                                (A)     the date that GKH sells or otherwise
                        transfers more than 50% of its Common Stock interest in the Company;

                                (B) the date all or substantially all the assets or property of the Company are sold or otherwise transferred to an unrelated third-party;

                                (C)     the effective date of a merger or
                        consolidation under which the Company is not the surviving entity or the surviving entity is not controlled by GKH either individually or collectively;

                                (D) the dissolution or liquidation of the Company; or

                                (E) the effective date (as declared by the Securities and Exchange Commission) the Common Stock is registered in a public offering and listed on a nationally recognized stock exchange or national inter-dealer quotation system.

                (c) "Cause" means a termination of Optionee's employment by the Company or any subsidiary or affiliate thereof due to (i) the commission by Optionee of an act of fraud, embezzlement or willful breach of a fiduciary duty to the Company or any subsidiary or affiliate thereof (including the unauthorized disclosure of confidential or proprietary material information of the Company or any subsidiary or affiliate thereof), (ii) a conviction of Optionee (or a plea of nolo contendere in lieu thereof) for a felony or a crime involving fraud, dishonesty or moral turpitude, (iii) willful misconduct as an employee of the Company or any subsidiary or affiliate thereof, (iv) the willful failure of Optionee to render services to the Company or any subsidiary or affiliate thereof in accordance with Optionee's employment, which failure amounts to a material neglect of Optionee's duties to the Company or any subsidiary or affiliate thereof or (v) substantial dependence, as determined by the Board, on alcohol or any drug, immediate precursor or other substance listed in Schedule I-V of the Federal Comprehensive Drug Abuse Prevention and Control Act of 1970, as amended.

                (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                (e) "Fair Market Value" means such value as determined by the Board on the basis of such factors as it deems appropriate; provided, however, that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the NASDAQ National Market System, such value shall be determined by the Board on the basis of the average reported sales price of the Common Stock on the national securities exchange or the NASDAQ National Market System, as the case may be, for the ten days preceding the date for which such determination is relevant.

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                (f)     "GKH" shall mean the collective reference to (i) GKH
        Investments, L.P., a Delaware limited partnership ("Investments"), (ii) GKH Partners, L.P., a Delaware limited partnership ("Partners") and
        (iii) the respective affiliates of Investments and Partners.

                (g) "Permanent Disability" means the inability of Optionee to perform substantially all of Optionee's duties and responsibilities to the Company for either (i) a continuous period of six months or (ii) 180 days during any consecutive twelve month period by reason of a physical or mental disability or infirmity which is expected to be permanent and continuous for life as determined by a physician selected by the Board. The date of such Permanent Disability shall be (a) in the case of clause (i) above, the last day of such six month period or, if later, the day on which Optionee submits satisfactory medical evidence of such Permanent Disability or (b) in the case of clause (ii) above, such date as is determined in good faith by the Board.

                (h) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

                (i) "Securities Act" means the Securities Act of 1933, as amended.

                (j) "Stockholders' Agreement" means the Amended and Restated Stockholders' Agreement of the Company dated as of August 7, 1995.

        20. Governing Law. The construction and operation of this Agreement are governed by the laws of the State of Delaware.

        21. Amendment. This Agreement may be amended only by an instrument in writing signed by both the Company and Optionee.

        22. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto concerning the subject matter hereof and supersedes all prior and contemporaneous agreements between the Company and Optionee relating to the subject matter hereof.

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        Executed on the date first written above.

                                                  COMPANY:

                                                  HANOVER COMPRESSOR COMPANY,
                                                  a Delaware corporation

                                                  By:    /s/ Curtis A. Bedrich
                                                        ------------------------
                                                        Curtis A. Bedrich
                                                        Chief Financial Officer
                                                        and Treasurer

                                                  OPTIONEE:

                                                  ------------------------------

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